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                                                                  July 14, 1998


                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                 SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998

        The following information supplements and should be read in conjunction with the section of the Prospectus entitled "MANAGEMENT OF THE FUND-Investment Adviser":

     Effective June 29, 1998, the Fund's day-to-day Manager, Dr. John G. Ayer, has resigned as President of the Fund. Mr. Charles E. Woodhouse, Executive Vice President and Director of Research for the Adviser will assume responsibility for the day-to-day management of the Fund's portfolio. Mr. Woodhouse has held his position with the Adviser since May 1992 and has participated in the management of the Fund since 1995.